UNITED STATES BANKRUPTCY COURT
                              MIDDLE DISTRICT OF FLORIDA
                                   ORLANDO DIVISION
In re:
                                                  Case No. 94-02608-6J1
LASER PHOTONICS, INC.,

       Debtor.
               /
- ---------------





           DEBTOR'S  THIRD AMENDED PLAN OF REORGANIZATION

                       Dated February 16, 1995









                       Peter N. Hill
                       Florida Bar No. 368814
                       Wolff, Hill, McFarlin & Herron, P.A.
                       P.O. Box 2327
                       Orlando, FL  32802
                       (407) 648-0058
                       Attorneys for Debtor






                          TABLE OF CONTENTS


ARTICLE I:           DEFINITIONS . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II:          CLASSIFICATION OF CLAIMS AND INTERESTS. . . . . . .   3

ARTICLE III:         IMPAIRMENT. . . . . . . . . . . . . . . . . . . . .   4

ARTICLE IV:          TREATMENT OF UNIMPAIRED CLAIMS. . . . . . . . . . .   4

ARTICLE V:           TREATMENT OF IMPAIRED CLAIMS AND INTERESTS. . . . .   5

ARTICLE VI:          ALLOWED PRIORITY TAX CLAIMS . . . . . . . . . . . .   9


ARTICLE VII:         EXECUTORY CONTRACTS AND UNEXPIRED LEASES. . . . . .   9

ARTICLE VIII:        ALLOWED ADMINISTRATIVE CLAIMS . . . . . . . . . . .   9

ARTICLE IX:          FEES PAYABLE UNDER 28 U.S.C. Section 1930 . . . . .   9

ARTICLE X:           MEANS FOR IMPLEMENTATION OF PLAN. . . . . . . . . .  10

ARTICLE XI:          AMENDMENT OF CORPORATE CHARTER. . . . . . . . . . .  10

ARTICLE XII:         SELECTION OF OFFICERS AND DIRECTORS . . . . . . . .  10

ARTICLE XIII:        VESTING OF PROPERTY; DISCHARGE; INJUNCTIONS;
                     RELEASE . . . . . . . . . . . . . . . . . . . . . .  11
                     Vesting of Property . . . . . . . . . . . . . . . .  11
                     Discharge . . . . . . . . . . . . . . . . . . . . .  11
                     Injunction. . . . . . . . . . . . . . . . . . . . .  11
                     Release . . . . . . . . . . . . . . . . . . . . . .  12

EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


                                  i

      Laser Photonics, Inc., the debtor in possession, submits this, its first amended plan of reorganization, pursuant to section 1121 of the Bankruptcy Code.


                       ARTICLE I:  DEFINITIONS

       For purposes of this first amended plan, and without regard to capitalization of the first letter or letters of any of the following defined terms, the following definitions shall apply unless the context clearly requires otherwise:

Class action defendants:           Each of the defendants in the class
                                   actions other than the debtor and Mark
                                   Fukuhara, namely, Leonard Lichter, Don S.
                                   Friedkin, Roger M. Kirk, Robert C. Lapin,
                                   John Radziwill, Thurman Sasser, Andrew L.
                                   O'Connell, III, and Radix Organization,
                                   Inc.

Class action plaintiffs:           All persons who purchased or acquired the
                                   common stock or warrants of the debtor
                                   from November 6, 1992 through September
                                   14, 1993, excluding the class action
                                   defendants and officers, directors,
                                   affiliates and subsidiaries of the debtor and Radix Organization, Inc.

Class actions:                     Louis S. Terranova v. Laser Photonics, et

                                   al., Case No. 94-13-CIV-ORL-22, and
                                   Frederic Marin v. Laser Photonics, et
                                   al., Case No. 94-505-CIV-ORL-22, each
                                   pending in the United States District
                                   Court, Middle District of Florida,
                                   Orlando Division.

Code:                              Title 11 of the United States Code (the
                                   Bankruptcy Code).

Commercial Factors:                Commercial Factors of Atlanta.

Committee:                         Official Committee of Creditors holding
                                   Unsecured Claims, Alan Ryan, Chairman.

Confirmation date:                 The date of entry of the confirmation
                                   order.

Confirmation hearing:              The hearing on confirmation of the plan.

Confirmation order:                Any order confirming this plan pursuant
                                   to section 1129 of the Code.

                                  1

Court: United States Bankruptcy Court for the Middle District of Florida, Orlando Division, Honorable Karen S. Jennemann, presiding.

Debtor:                            Laser Photonics, Inc.

Effective date:                    The first business day on which an order
                                   confirming this plan is no longer subject to appeal; provided, however, that, notwithstanding the pendency of any appeal of the confirmation order, the effective date may nevertheless occur, in the sole discretion of the debtor and Helionetics.

Equity securities:                 Common stock of the debtor.

Factor:                            Commercial Factors of Atlanta.

Helionetics:                       Helionetics, Inc., a Delaware corporation
                                   with offices in California.

JMAR stock:                        179,487 shares of corporate stock of JMAR
                                   Industries, Inc., with detachable
                                   warrants, owned by the debtor.

Indenture Trustee:                 National City Bank of Minneapolis.


IRS:                               The United States Department of the
                                   Treasury--Internal Revenue Service.

LAI:                               Laser Analytics, Inc., a Massachusetts
                                   corporation.

LPI debentures:                    All debentures issued by the Debtor
                                   pursuant to the following two trust
                                   indentures (i) Trust Indenture dated as
                                   of May 1, 1989 between the Debtor and
                                   National City Bank of Minneapolis as
                                   Indenture Trustee pursuant to which the
                                   Debtor's $2,250,000 Senior Subordinated
                                   Debentures due May 1, 1999 and its
                                   $2,250,000 Convertible Senior
                                   Subordinated Debentures due May 1, 1999
                                   were issued and (ii) that certain
                                   Indenture dated October 1, 1989 between
                                   the Debtor and National City Bank of
                                   Minneapolis, N.A. as Indenture Trustee
                                   pursuant

                                  2
                                   to which the Debtor's $350,000
                                   Subordinated Debentures due May 1, 1999
                                   were issued.

Petition date:                     May 13, 1994.

Plan: This third amended plan of reorganization and any amendments thereto.

Scheduled claim:                   Any claim listed in schedules of
                                   liabilities filed by the debtor.

Sun Bank:                          Sun Bank, N.A.

Tax Collector:                     Earl K. Wood, as Tax Collector for Orange
                                   County, Florida.


         ARTICLE II:  CLASSIFICATION OF CLAIMS AND INTERESTS

       All claims against the debtor and equity securities of the debtor treated under Articles IV and V of the plan are divided into the following classes which shall be mutually exclusive:

       Class 1:      The secured claim of Commercial Factors.

       Class 2:      The secured claim of the Tax Collector.

       Class 3:      [Intentionally left blank.]

       Class 4:      The secured claim of Helionetics by assignment from

                     Sun Bank.

       Class 5: The secured claim of Helionetics by virtue of postpetition loans to the debtor.

       Class 6:      The secured claim of the IRS.

       Class 7: The secured claims of Roger Kirk, Leonard Lichter, Kenneth Gliedman, Ronald J. Offenkrantz, Mark T. Fukuhara, Rivabella, S.A., Don S. Friedkin and Robert C. Lapin.

       Class 8:      The secured claim of Ciba-Geigy Corporation.

                                      3

       Class 9: Employee wage and vacation claims entitled to priority under 11 U.S.C. Section 507(a)(3).

       Class 10:     General unsecured claims, including LPI debentures.

       Class 11:     All equity securities of the debtor.

       Class 12:     Claims held by class action plaintiffs.

       Class 13:     The secured claim of Business Telephone Services,
                     Inc.

       Class 14:     The secured claim of Coral Packaging, Inc.

       Class 15:     Disputed secured claims.

       Class 16:     Disputed unsecured claim of Spectrum Medical
                     Technologies, Inc.


                          ARTICLE III:  IMPAIRMENT

       The claims in Classes 1, 9, 13 and 14 are unimpaired. All other classes of claims and interests are impaired.


                 ARTICLE IV:  TREATMENT OF UNIMPAIRED CLAIMS

       Class 1:      During the pendency of this case, the debtor, with
court authority, entered into a factoring relationship with Commercial Factors. Commercial Factors purchases some, but not all, of the debtor's accounts receivable. Immediately upon such purchases, Commercial Factors advances 75% of the face amount of the account receivable to the debtor. One percent of the remaining
25% of the face amount of the account receivable is a fee paid to Commercial Factors. Additional fees are earned by Commercial
Factors at the rate of .1% of the face amount of the account receivable each day until the account receivable is collected.

After collection, the balance is remitted, together with balances from other accounts receivable, twice monthly to the debtor. Commercial Factors holds a first priority security interest in the debtor's accounts receivable, and a security interest junior to those held by the creditors in Classes 2, 4, 5 and 6 in all personal property of the debtor, excluding the JMAR stock, to guarantee payment to Commercial Factors of amounts due under accounts receivable purchased by it. Any claim held by the factor is fully secured.

                                      4

       Due, however, to the holdbacks described in the preceding paragraph, the debtor has a credit balance with Commercial Factors which varies daily based on collection of receivables by the factor. Accordingly, no payment is due to the holder of the Class 1 claim and, upon termination of the factoring relationship, the factor will refund all amounts due the debtor and security interests held by Commercial Factors will be released.

       Class 9:      All employee wage claims were paid in full during
the pendency of the case pursuant to court order. To the extent any priority wage claims remain, they will be paid in full in cash on the effective date. The debtor will satisfy in kind any and all priority vacation claims held by current employees, and will satisfy in cash on the effective date any and all such allowed claims held by former employees.

       Class 13:     Business Telephone Services, Inc. holds a scheduled
claim in the amount of $1,000 secured by telephone equipment. The debtor will satisfy the claim in cash in full on the effective date, and the security interest will be deemed released.

       Class 14:     Coral Packaging, Inc. holds a scheduled claim in the
amount of $1,451.55 secured by packing equipment. The plan leaves unaltered the legal, equitable and contractual rights to which the holder of the claim is entitled.


           ARTICLE V:  TREATMENT OF IMPAIRED CLAIMS AND INTERESTS

       Class 2:      The Tax Collector filed claims 24 and 25 in the
amounts of $42,304.45 and $57,920.19, respectively, for unpaid tangible personal property taxes for the years 1992 and 1993. In addition, tangible personal property taxes are now due and payable for 1994 in the amount of $18,874.16. The claims are fully secured by statutory liens on all tangible personal property of the estate located in Orange County, Florida. The Tax Collector will receive 50% of its allowed claims in cash on the effective date. The balance of the claims will be paid in one lump sum on the first anniversary of the effective date. Payments to the Tax Collector will include interest at 9% per year from the petition date with respect to the 1992 and 1993 taxes, and from March 31, 1995 with respect to the 1994 taxes. The Tax Collector will retain his liens until the claims have been fully satisfied.

       Class 4:      Helionetics acquired the rights of Sun Bank under
claim 138 during the pendency of the case. The claim was fully secured by virtually all property of the estate, including the JMAR stock. Although filed in the amount of $237,240.11, the claim was paid down pursuant to cash collateral and adequate protection orders entered by the bankruptcy court. The balance due on the claim as of November 4, 1994 was $146,036.67. The claim will be increased by the amount of Sun Bank's final invoice from its attorneys for legal fees,

                                      5

and reduced by amounts advanced directly to Helionetics from the factor. The debtor will satisfy the balance of the Class 4 claim with payments of interest only at the prime rate of interest published in the Wall Street Journal on the first business day of the prior calendar quarter, beginning on the first day of the second calendar quarter following the effective date, with all principal and accrued interest due and payable on demand, such demand not to occur prior to the first anniversary of the effective date. Except as modified herein, the underlying loan documents will continue to govern the debtor-creditor relationship.

       Class 5:      Helionetics has loaned a total of $300,000 to the
debtor during the pendency of this case for working capital, and has been authorized to lend an additional $50,000. The loans were made pursuant to section 364 of the Code and pursuant to court order. The loans are fully secured by virtually all property of the estate, including the JMAR stock. The debtor will satisfy the Class 5 claim with payments of interest only at the prime rate of interest published in the Wall Street Journal on the first business day of the prior calendar quarter, beginning on the first day of the second calendar quarter following the effective date, with all principal and accrued interest due and payable on demand, such demand not to occur prior to the first anniversary of the effective date. Except as modified herein, the underlying loan documents will continue to govern the debtor-creditor relationship.

       Class 6:      The IRS filed claim 82, asserting secured, priority
and general unsecured claims. The secured portion of the claim is in the amount of $258,191.70. The claim is secured by all property of the estate, but the lien of the IRS is junior to the security interests held by the holders of the claims in Classes 1, 2, 4 and
5. Pursuant to an adequate protection agreement with the IRS during the pendency of the case, the debtor has been paying the IRS $5,000 per month since May 31, 1994. The debtor will continue making monthly payments in the amount of $5,000 per month, on the last day of each and every month, until the secured portion of claim 82, together with interest at 9% per year, has been fully paid. The debtor will issue to the IRS a promissory note as evidence of the obligation. The IRS will retain its lien until the secured claim has been fully satisfied.


       Class 7: The Class 7 claims were filed and scheduled as follows:

Roger M. Kirk                      Schedule D           $      59,719.00
Leonard Lichter                    Schedule D                  173,861.00
Kenneth Gliedman                   Schedule D                  12,243.00
Ronald J. Offenkrantz              Schedule D                  6,121.00
Mark T. Fukuhara                   N/A                         N/A
Rivabella, S.A.                    Schedule D                  41,728.00
Don S. Friedkin                    Schedule D                  29,485.00
Robert C. Lapin                    Claims 108, 109             124,700.00

                                      6

       The debtor's obligations to holders of Class 7 claims are several and not joint. Messrs. Kirk, Lichter and Friedkin are directors of the debtor. Mr. Gliedman and Mr. Offenkrantz are attorneys with the law firm of Spitzer & Feldman, P.C., New York, New York. Spitzer & Feldman acted as general counsel for the debtor prior to the petition date, and has been authorized to represent the debtor as special counsel during the pendency of the case. Mr. Fukuhara is a former president of the debtor. Mr. Fukuhara's whereabouts are unknown, although he is believed to be in California. Mr. Lapin is a former director of the debtor.

       The Class 7 claims are secured by all property of the estate, excluding the JMAR stock, but the security interests of the Class
7 claimants are junior to the security interests and liens held by the holders of claims in Classes 1, 2, 4, 5 and 6.

       The debtor had claims against Mr. Fukuhara on the petition date which more than offset Mr. Fukuhara's claims against the estate. Accordingly, the plan contemplates no payments to Mr. Fukuhara, and all claims held by Mr. Fukuhara against the estate, and all security interests securing payment of all such claims, will be deemed satisfied by entry of the confirmation order.

       With that exception, Class 7 claims will be satisfied with 16 quarterly payments of interest only at the prime rate of interest published in the Wall Street Journal on the first business day of the prior calendar quarter, beginning on the first day of the second calendar quarter following the effective date, with all principal and accrued interest due and payable on the fourth anniversary of the first such quarterly payment. Such holders will retain their liens until the claims have been fully satisfied under the plan, although such liens will be subordinate to any and all security interests granted by the debtor to secure working capital loans to the debtor following confirmation of the plan.

       Class 8:      Ciba-Geigy Corporation filed claim 128 in the amount
of $174,500, secured by a pledge of all the outstanding common stock of LAI, which the debtor has been operating as a division, rather than as a subsidiary, and by a security interest in all of the assets of LAI. The holder of the class 8 claim will receive, on the effective date, one lump sum payment of $55,000 in full satisfaction of the claim.

       Class 10:     Holders of general unsecured claims, including LPI
debentures, will receive their pro rata share of the debtor's stock such that, after issuance of all stock to be issued by the debtor under the plan, such holders will hold 20% of the then issued and outstanding shares of the debtor; provided, however, that in the event the debtor becomes obligated to issue 1% of its common stock to the holder of the Class 16 claim, then holders of Class 10 claims will receive, in the aggregate, 19% of the debtor's stock and not 20%.

                                      7

       Class 11:     Holders of equity securities of the debtor will
retain their interests, although such interests will be diluted as a result of the issuance to Helionetics and to holders of Class 10 claims of shares of common stock of the debtor such that Helionetics and holders of Class 10 claims and Class 11 interests will hold, following such issuance, exactly seventy-five percent (75%), twenty percent (20%), and five percent (5%), respectively, of the issued and outstanding common stock of the debtor. (In the event the debtor becomes obligated to issue 1% of its stock to the holder of the Class 16 claim, then the percentages set forth in the preceding sentence will be 75%, 19%, 1%, and 5% to Helionetics, holders of Class 10 claims, the holder of the Class 16 claim, and holders of Class 11 interests, respectively.) In addition, the debtor will reduce the number of shares outstanding by means of a 30-1 reverse stock split.

       Class 12:     Holders of allowed Class 12 claims will receive, on
the effective date, a pro rata share of $350,000 in cash to be paid by the class action defendants.

       Class 15:     Laser Center of America filed a secured claim
against the debtor in the amount of $60,638.99 based on a judgment. The claimant caused the docketing of a writ of execution with the Orange County, Florida sheriff on November 24, 1994, but failed to cause the sheriff to levy on the debtor's property. The debtor will object to the claim as a secured claim. If unsuccessful, the debtor will issue a promissory note to the holder of the Class 15 claim calling for payment of the claim over 60 months, beginning on the first day of the third month following the effective date, with interest at 9% per year.

       S & K Enterprises filed a secured claim in the amount of $100. The debtor intends to object to the claim as a secured claim. If unsuccessful, the debtor will pay the claim in cash on the effective date.

       Intevac, Inc. filed a secured claim in the amount of $654.21. The debtor intends to object to the claim as a secured claim. If unsuccessful, the debtor will pay the claim in cash on the effective date.

       Class 16:     Spectrum Medical Technologies, Inc. filed claim 131
in the amount of $35,096,587.61 as a general unsecured claim. The debtor has disputed the claim and has sought judgment against the holder of the Class 16 claim in the amount of $890,000. To the extent, if any, the Class 16 claim is allowed, the debtor will issue to the holder of the Class 16 claim a sufficient number of its shares of capital stock such that, following issuance of all stock to be issued by the debtor under the plan, the holder of the Class 6 claim will own 1% of the then issued and outstanding shares. The debtor will in that event be relieved of any restriction on the conduct of its business as a result of its OEM manufacturing agreement with the holder of the Class 16 claim.

                                      8

                  ARTICLE VI:  ALLOWED PRIORITY TAX CLAIMS

       The debtor will provide to holders of allowed unsecured tax claims entitled to priority under section 507(a)(7) of the Code notes calling for deferred cash payments of a value equal to the allowed amounts of the claims, together with interest at 9% per year from and after the effective date, over a term not longer than six years from the dates of assessment of any such taxes. Issuance of the notes is not intended to serve as satisfaction of the claims, but is intended only to serve as evidence of the debtor's obligations under this plan.


           ARTICLE VII:  EXECUTORY CONTRACTS AND UNEXPIRED LEASES

       The debtor will assume all executory contracts and unexpired leases listed on Schedule G filed with the court, but for the contracts with AT&T Credit Corporation and the OEM manufacturing and distribution agreement with Spectrum Medical Technologies, Inc. which was terminated prior to the petition date. Any and all defaults will be cured on the effective date.

       The debtor assumes its patent licensing agreements with Dr. R. Gordon Gould and Patlex Corporation, as modified by the terms of the settlement agreement approved by the Court.


                ARTICLE VIII:  ALLOWED ADMINISTRATIVE CLAIMS

       Each holder of an allowed administrative claim will receive on account of such claim the amount of such holder's claim in one cash payment not later than the closing date, provided that an administrative claim representing a liability incurred in the ordinary course of business by the debtor may be paid in the ordinary course of business by the debtor.

       Allowed administrative expense claims held by professionals employed by the debtor or by the committee will be determined by the court at the time of the confirmation hearing based upon fee applications filed in accordance with section 330 of the Code. Travel expenses incurred by the committee will be paid separately and directly by Helionetics, Inc.


           ARTICLE IX:  FEES PAYABLE UNDER 28 U.S.C. Section 1930

       All fees payable under 28 U.S.C. Section 1930 as determined by the court at the hearing on confirmation of the plan will be paid on or before the effective date.

                                      9

                ARTICLE X:  MEANS FOR IMPLEMENTATION OF PLAN

       On the effective date, Helionetics will pay to the debtor the sum of $1 million in cash, which funds will be the source of all immediate cash distributions under the plan except the cash payable to holders of Class 12 claims which is to be provided by the class action defendants as described below. Susan E. Barnes, wife of Bernard B. Katz, Chairman of the Board of Helionetics, Inc. has personally guaranteed payment to the debtor of the $1 million. In addition, Helionetics will transfer to the debtor all of its right, title and interest in and to approximately 76% of the capital stock of AccuLase, Inc. owned by it. AccuLase, Inc. has a positive net worth. Helionetics, Inc. has committed to fund the cost of research and development of AccuLase's excimer laser technology for a minimum of two years from the effective date. In exchange, the debtor will issue to Helionetics a sufficient number of shares of its capital stock such that, following issuance of all stock to be issued under the plan, Helionetics will own exactly 75% of the capital stock of the debtor. The class action defendants will contribute $350,000 in cash for the benefit of the holders of Class 12 claims and will waive any and all indemnity and contribution claims against the debtor in return for the releases described in
Article XIII below.

       To the extent pro rata distributions under this plan cannot be computed due to pending objections to claims, distribution will be made to the extent possible based on claimed amounts and, to the extent claims are reduced, a second distribution will be made following final resolution of all disputed claims. The debtor may seek an estimation of certain claims for purposes of voting on this plan.

       Following confirmation, LAI will be dissolved. The debtor will continue to operate its Massachusetts division, and will retain title to any and all personalty formerly the property of LAI.


                 ARTICLE XI:  AMENDMENT OF CORPORATE CHARTER


       Within thirty days of the effective date, the debtor will amend its articles of incorporation to prohibit the issuance of nonvoting equity securities. The debtor has issued only one class of stock, that being common stock with voting power.


              ARTICLE XII:  SELECTION OF OFFICERS AND DIRECTORS

       Following confirmation of the plan, the reorganized debtor will call a meeting of its shareholders for the purpose of, among other things, electing a board of directors. The new


                                     10

board of directors will then appoint the officers of the reorganized debtor. There is presently no agreement for the employment or retention of any insider, nor is there presently any agreement for the amount of compensation to be paid to officers, directors or insiders who may be employed or retained by the reorganized debtor.


     ARTICLE XIII:  VESTING OF PROPERTY; DISCHARGE; INJUNCTIONS; RELEASE

       Vesting of Property. On the effective date, all assets of the estate of the debtor shall vest in the reorganized debtor. After the effective date, all assets retained by the reorganized debtor pursuant hereto shall be free and clear of all claims and interests of all holders thereof, except the obligations to perform according to the plan, the confirmation order and any liens and security interests granted or retained pursuant to the plan. Except as otherwise provided in this plan or the confirmation order, on the effective date and thereafter, the reorganized debtor may operate its business free of any restrictions imposed by the Code.

       Discharge. Except as expressly provided in the plan, the issuance of a confirmation order and the occurrence of the effective date shall operate as a discharge, pursuant to section 1141(d)(1) of the Code, effective as of the effective date, of any and all debts (as such term is defined in section 101 of the Code) against the debtor that arose at any time before the effective date, including, but not limited to, all principal and interest, whether accrued before, on, or after the petition date. On the effective date, as to every discharged debt and claim, the claimant that held such debt or claim shall be permanently precluded from asserting against the debtor, or against any of the debtor's assets or properties, any other or further claim based upon any document, instrument or act, omission, transaction or other activity of any kind or nature that occurred prior to the effective date. Except as otherwise specifically provided herein, nothing in this plan shall be deemed to waive, limit or restrict in any way the discharge granted upon confirmation of the plan in section 1141 of the Code.


       Injunction. Effective on the confirmation date, but subject to the occurrence of the effective date, all persons who have held, hold or may hold claims, interests, or administrative expenses are enjoined from taking any of the following acts against or affecting the debtor, the assets of the debtor or the assets of any of them with respect to such claims, interests or administrative expenses (other than actions brought to enforce any rights or obligations under the plan or appeals, if any, from the confirmation order):
(a) commencing, conducting or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind against the debtor, or the assets of the debtor

                                     11

or any direct or indirect successor in interest to the debtor, or any assets of any such transferee or successor; (b) enforcing, levying, attaching, collecting or otherwise recovering by any manner or means whether directly or indirectly any judgment, award, decree or order against the debtor or the assets of the debtor or any direct or indirect successor in interest to the debtor, or any assets of any such transferee or successor; (c) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the debtor or the assets of the debtor or any direct or indirect successor in interest to the debtor, or any assets of any such transferee or successor other than as contemplated by the plan; (d) asserting any setoff, right of subrogation or recoupment of any kind, directly or indirectly against any obligation due the debtor or the assets of the debtor or any direct or indirect transferee of any assets of, or successor in interest to, the debtor; and (e) proceeding in any manner in any place whatsoever that does not conform to or comply with the provisions of the plan.

       Release. On the effective date, all claims, causes of action, or defenses of any kind or nature including but not limited to, claims for contribution and/or indemnity, whether known or unknown that any person (as defined in the Code) who has held, hold or may hold claims, interests or administrative expenses (as such terms are defined in the Code) has or may have against the debtor, the class action defendants, or any of them, their respective affiliates, heirs, successors and assigns on account of any matter which was asserted or could have been asserted in the class actions shall be deemed to be completely released and waived.

This release shall constitute a complete defense to any claim, cause of action, liability or obligation so released.

Dated:  February 16, 1995

LASER PHOTONICS, INC.
                                          Peter N. Hill
                                          Florida Bar No. 368814
By: ----------------------                Wolff, Hill, McFarlin & Herron,
    Paul Cattermole, President            P.A.
                                          P.O. Box 2327
                                          Orlando, FL  32802

                                          Telephone (407) 648-0058
                                          Facsimile (407) 648-0681
                                          Attorneys for Debtor

HELIONETICS, INC.


By: ---------------------------
      Bernard B. Katz, Chairman

                                     12



                                  EXHIBITS


A.     Class 6 note

B.     Class 15 note

C.     Priority tax note


                                     13



$                                                                  , 1994
  -------------                                --------------------

                                CLASS 6 NOTE

     The undersigned maker promises to pay to the order of U.S. Department of the Treasury, Internal Revenue Service at
Jacksonville, Florida, the principal sum of $               , with
                                             ---------------
interest at the rate of nine (9%) percent per year from and after May 13, 1994, payable as follows:

     Monthly installments of $5,000.00 commencing on May 31, 1994. Any and all remaining principal shall be due and payable on
           1,
- ----------    -----.

     This note is made, executed and delivered under maker's first amended Chapter 11 plan of reorganization (the "plan") in the U.S. Bankruptcy Court, Middle District of Florida, Orlando Division,
Case No. 94-02608-6J1.

     If the maker fails to pay any installment when such installment comes due and does not cure such failure within thirty
(30) days after written notice of such failure from the holder of this note, then at the option of the holder, the holder may elect to accelerate and declare immediately due and owing the balance of the obligations owing under the note.

       This note is secured by all property of the maker. Upon full satisfaction.of this note, the holder by accepting this note and payments hereunder, agrees to execute all appropriate releases and satisfactions, including satisfactions of notices of federal tax liens securing payment of the claims upon which this note is based.

       This note may be prepaid in whole or in part at any time without penalty. This note may be negotiated by the holder only with the written consent of the maker hereof. The maker waives presentment, protest and notice of dishonor. In the event litigation is necessary to collect sums due under this note, the holder shall be entitled to recover reasonable attorneys' fees at the trial and all appellate levels.


LASER PHOTONICS, INC., Reorganized


By:
    ------------------------------
     Paul S. Cattermole, President

                                     14



$                                                                   , 1994
 ------------                                 ------------------ ---

                                CLASS 15 NOTE

       The undersigned maker promises to pay to the order Laser
Center of America, Inc. at Orlando, Florida, the principal sum of
$             with interest at the rate of nine (9%) percent per
 ------------
year from and after May 13, 1994, payable as follows:

       Sixty (60) equal monthly installments of $
                                                 -----------------
commencing on the date hereof. Any and all remaining principal and accrued interest shall be due and payable on February 1, 1999.

       This note is made, executed and delivered under maker's first amended Chapter 11 plan of reorganization (the "plan") in the U.S. Bankruptcy Court, Middle District of Florida, Orlando, Case No. 94-02608-6J1.

       If the maker fails to pay any installment when such installment comes due and does not cure such failure within thirty
(30) days after written notice of such failure from the holder of this note, then at the option of the holder, the holder may elect to accelerate and declare immediately due and owing the balance of the obligations owing under the note.

       This note is secured by all personal property of the maker located in Orange County, Florida. Upon full satisfaction of this note, the holder, by accepting this note and payments hereunder, agrees to execute all appropriate releases and satisfactions, including satisfactions of judgment.

       This note may be prepaid in whole or in part at any time without penalty, and may be negotiated by the holder only with the written consent of the maker hereof. The maker waives presentment, protest and notice of dishonor. In the event litigation is necessary to collect sums due under this note, the holder shall be entitled to recover reasonable attorneys' fees at the trial and all appellate levels.

LASER PHOTONICS, INC., Reorganized


By:
     ------------------------------
     Paul S. Cattermole, President

                                     15


$                                                               , 1994
 ---------------                           ---------------------

                              PRIORITY TAX NOTE

       The undersigned maker promises to pay to the order of
                          at             ,             ,
- -------------------------    ------------  ------------  the
principal sum of $               , plus interest at nine (9%)
                  ---------------
percent per year, payable as follows:

                  (   ) equal monthly installments of $
       ----------  ---                                 -------------
commencing on            1, 1994.  Any and all remaining principal
              ----------
shall be due and payable on            1,      .
                            ----------    -----

       This note is made, executed and delivered under maker's first amended Chapter 11 plan of reorganization (the "plan") in the U.S. Bankruptcy Court, Middle District of Florida, Orlando Division,
Case No. 94-02608-6J1.

       If the maker fails to pay any installment when such installment comes due and does not cure such failure within thirty
(30) days after written notice of such failure from the holder of this note, then at the option of the holder, the holder may elect to accelerate and declare immediately due and owing the balance of the obligations owing under the note.

       This note is unsecured.

       This note may be prepaid in whole or in part at any time without penalty. This note may be negotiated by the holder only with the written consent of the maker hereof. The maker waives presentment, protest and notice of dishonor. In the event litigation is necessary to collect sums due under this note, the holder shall be entitled to recover reasonable attorneys' fees at the trial and all appellate levels.


LASER PHOTONICS, INC., Reorganized


By:
     ------------------------------
     Paul S. Cattermole, President